SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

BioMedical Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	____000-52652___	26-3161860
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

9800 Mt Pyramid Court # 350

            Englewood, CO  80112
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (303) 653-0100

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANTS

      Effective September 12, 2008, the Company’s Board of Directors dismissed GHP Horwath, P.C., as independent auditors of the Company’s predecessor, CET Services, Inc. (“CET”).  The Board of Directors approved the dismissal as there is no standing audit committee of the Board.  The audit reports of GHP Horwath, P.C. on the financial statements of CET as of and for the years ended December 31, 2007, 2006, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were qualified or modified as to audit scope or accounting principles except that the reports of GHP Horwath, P.C. on the financial statements of CET as of and for the fiscal years ended December 31, 2006 and December 31, 2007 each contained an emphasis paragraph as to the uncertainty of CET’s ability to continue as a going concern.

       Effective September 12, 2008, the Company's Board of Directors approved the appointment of Cordovano and Honeck LLP, to serve as the Company's independent accountant to audit the Company's financial statements.  Prior to its engagement as the Company's independent accountant, the Company had not consulted Cordovano and Honeck LLP with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company's financial statements.  Cordovano and Honeck LLP audited the financial statements of the Company’s wholly-owned subsidiary, BioMedical Technology Solutions, Inc., a Colorado corporation, for the year ended December 31, 2007.  The engagement of Cordovano and Honeck LLP, was effective on September 12, 2008.

       In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2004, 2005, 2006 and 2007, and in connection with the subsequent period up to September 12, 2008 (the date of dismissal), there were no disagreements with GHP Horwath, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of GHP Horwath, P.C would have caused GHP Horwath, P.C to make reference to the matter in its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a) (1) (iv) (B) of Regulation S-B.  GHP Horwath, P.C. has not reported on financial statements for any periods subsequent to December 31, 2007.

        The Company has provided GHP Horwath, P.C. with a copy of the above disclosures and requested that it provide its response to this Report addressed to the Commission.  Pursuant to Item 304(a)(3) of Regulation S-K, the Company undertakes to file with the Commission the response letter of GHP Horwath, P.C. within ten (10) business days after the filing of this Report or within two (2) business days of receipt.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

16.0

Pursuant to Item 304(a)(3) of Regulation S-K, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith undertakes to file with the Commission the response letter of GHP Horwath, P.C. within ten (10) business days after the filing of this Report or within two (2) business days of receipt.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMEDICAL TECHNOLOGY SOLUTIONS HOLDINGS, INC.
Date: September 12, 2008	By: _/s/ Donald G. Cox______________ Donald G. Cox, President

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